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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 7, 2005
                                                          ---------------

                             1st State Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


        Virginia                        0-25859                56-2130744
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(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)


445 S. Main Street, Burlington, North Carolina                     27215
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (336) 227-8861
                                                           --------------


                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
            ---------------------------------------------

         On January 7, 2005, 1st Bancorp, Inc. (the "Registrant") dismissed KPMG LLP ("KPMG") as its independent auditors, effective immediately. On January 7, 2005, the Registrant engaged McGladrey & Pullen, LLP ("McGladrey") as its successor independent audit firm subject to completion of their normal due diligence procedures. The Registrant's dismissal of KPMG and engagement of McGladrey was approved by the Registrant's Audit Committee on January 7, 2005. McGladrey completed their due diligence procedures and accepted the engagement on January 13, 2005, at which time the Registrant's engagement of McGladrey became effective.

         KPMG served as the Registrant's independent accountants to audit the Registrant's two most recent fiscal year ends. KPMG's reports on the Registrant's financial statements for each of those years (the fiscal years ended September 30, 2004 and 2003) did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Registrant's two most recent fiscal year ends (the fiscal years ended September 30, 2004 and 2003) and the subsequent interim period from October 1, 2004 through January 7, 2005, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

         During the Registrant's two most recent fiscal year ends (the fiscal years ended September 30, 2004 and 2003) and the subsequent interim period from October 1, 2004 through January 7, 2005, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Registrant has provided KPMG with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Registrant requested that KPMG deliver to the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. KPMG's letter is filed herewith as Exhibit 16.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

   (a)   Not applicable


   (b)   Not applicable


   (c)   The following exhibit is filed herewith:


         Exhibit 16    Letter of KPMG LLP



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       1st STATE BANCORP, INC.



Date:  January 13, 2005                By: /s/ James C. McGill
                                           -------------------------------------
                                           James C. McGill
                                           President and Chief Executive Officer